                                                                AIM CHARTER FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------
                                                              February 27, 2009
                                                              ------------------
                                                       as revised March 3, 2009

AIM Charter Fund's investment objective is growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Y shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     3
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          6
Portfolio Managers                            6
OTHER INFORMATION                             7
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                 7
Dividends and Distributions                   7
FINANCIAL HIGHLIGHTS                          8
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1
Share Class Eligibility                     A-2
Distribution and Service (12b-1) Fees       A-2
Initial Sales Charges (Class A Shares
  Only)                                     A-3
Contingent Deferred Sales Charges (CDSCs)   A-4
Redemption Fees                             A-6
Purchasing Shares                           A-6
Redeeming Shares                            A-8
Exchanging Shares                           A-9
Rights Reserved by the Funds               A-11
Pricing of Shares                          A-11
Taxes                                      A-13
Payments to Financial Advisors             A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The portfolio management team seeks to construct a portfolio of companies that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.

    In selecting securities for the fund, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and ROIC. The process they use to identify potential investments for the fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates a company's capital allocation, provides vital insight into historical and potential ROIC, which is a key indicator of business quality and the caliber of management. Business analysis allows the team to determine a company's competitive positioning by identifying key drivers of the company, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a company's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation. The portfolio managers consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

    The fund may also invest up to 25% of its total assets in foreign securities.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    To the extent the fund holds cash or cash equivalents rather than equity securities for risk management purposes, the fund may not achieve its investment objective.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.



                                                                                   ANNUAL
                                                                                   TOTAL
YEARS ENDED DECEMBER 31                                                           RETURNS
-----------------------                                                           -------
1999...........................................................................    33.87%
2000...........................................................................   -14.69%
2001...........................................................................   -23.09%
2002...........................................................................   -16.14%
2003...........................................................................    23.99%
2004...........................................................................     8.67%
2005...........................................................................     4.93%
2006...........................................................................    16.27%
2007...........................................................................     8.41%
2008...........................................................................   -28.46%





    During the periods shown in the bar chart, the highest quarterly return was 23.06% (quarter ended December 31, 1999) and the lowest quarterly return was -21.72% (quarter ended September 30, 2001).

PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                  INCEPTION
(for the periods ended December 31, 2008)                        1 YEAR    5 YEARS    10 YEARS       DATE
--------------------------------------------------------------------------------------------------------------
Class A                                                                                            11/26/68
  Return Before Taxes                                            (32.41)%   (0.57)%     (1.19)%
  Return After Taxes on Distributions                            (32.54)    (0.72)      (1.59)
  Return After Taxes on Distributions and Sale of Fund Shares    (20.89)    (0.46)      (1.08)
Class B                                                                                            06/26/95
  Return Before Taxes                                            (32.50)    (0.56)      (1.19)
Class C                                                                                            08/04/97
  Return Before Taxes                                            (29.65)    (0.16)      (1.34)
Class R(1)                                                                                         11/26/68(1)
  Return Before Taxes                                            (28.62)     0.32       (0.86)
Class Y(2)                                                                                         11/26/68(2)
  Return Before Taxes                                            (28.39)     0.58       (0.62)
--------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(3)                         (36.99)    (2.19)      (1.38)
Russell 1000--Registered Trademark-- Index(3,4)                  (37.60)    (2.04)      (1.09)
Lipper Large-Cap Core Funds Index(3,5)                           (37.07)    (2.73)      (1.90)
--------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Y will vary.

(1) The returns shown for the one year and five year periods are the historical performance of the fund's Class R shares. The return shown for the ten year period is the blended return of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

(2) The returns shown for these periods are the returns of the actual performance of the fund's Class Y shares since inception blended with the historical performance of the fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.
(3) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Large-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The Russell 1000--Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stocks is traded in the United States. The Russell 1000--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper Large-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)             CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                     5.50%       None        None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is less)                 None(1)     5.00%       1.00%       None(1)     None
----------------------------------------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)         CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(3)
-------------------------------------------------------------------------------------------------------------------
Management Fees(4)                                      0.63%       0.63%       0.63%       0.63%        0.63%

Distribution and/or Service (12b-1) Fees                0.25        1.00        1.00        0.50         None

Other Expenses                                          0.35        0.35        0.35        0.35         0.35

Acquired Fund Fees and Expenses                         0.02        0.02        0.02        0.02         0.02

Total Annual Fund Operating Expenses                    1.25        2.00        2.00        1.50         1.00

Fee Waiver(4,5)                                         0.04        0.04        0.04        0.04         0.04

Net Annual Fund Operating Expenses                      1.21        1.96        1.96        1.46         0.96
-------------------------------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.
(4) Through December 31, 2012, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $150 million) to 0.52% (for average net assets over $10 billion).
(5) Invesco Aim contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. This contractual waiver resulted in an aggregate reduction in advisory fees of 0.02% for all classes of the fund for the year ended October 31, 2008.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you:
  (i)   invest $10,000 in the fund for the time periods indicated;
  (ii)  redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and
  (v)   incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                                ----------------
                                AIM CHARTER FUND
                                ----------------


    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your cost would be:

                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
Class A                                 $667       $917      $1,189     $1,969
Class B                                  699        919       1,268      2,125(1)
Class C                                  299        619       1,068      2,319
Class R                                  149        466         808      1,781
Class Y                                   98        310         542      1,215
----------------------------------------------------------------------------------




    You would pay the following expenses if you did not redeem your shares:

                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
Class A                                 $667       $917      $1,189     $1,969
Class B                                  199        619       1,068      2,125(1)
Class C                                  199        619       1,068      2,319
Class R                                  149        466         808      1,781
Class Y                                   98        310         542      1,215
----------------------------------------------------------------------------------



(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:
  - You invest $10,000 in the fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year;
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A INCLUDES MAXIMUM FRONT END
SALES CHARGE                             YEAR 1      YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                    1.21%        1.23%        1.23%        1.23%        1.25%
Cumulative Return Before Expenses          5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses          (1.92%)       1.78%        5.62%        9.60%       13.71%
End of Year Balance                    $9,808.16   $10,177.92   $10,561.63   $10,959.80   $11,370.80
Estimated Annual Expenses              $  666.51   $   122.91   $   127.55   $   132.36   $   139.57
----------------------------------------------------------------------------------------------------

CLASS A INCLUDES MAXIMUM FRONT END
SALES CHARGE                             YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.25%        1.25%        1.25%        1.25%        1.25%
Cumulative Return Before Expenses          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses           17.97%       22.40%       26.99%       31.75%       36.69%
End of Year Balance                    $11,797.20   $12,239.60   $12,698.58   $13,174.78   $13,668.83
Estimated Annual Expenses              $   144.80   $   150.23   $   155.86   $   161.71   $   167.77
--------------------------------------------------------------------------------------------------------




CLASS A WITHOUT FRONT END SALES
CHARGE                                    YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.21%        1.23%        1.23%        1.23%        1.25%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.79%        7.70%       11.76%       15.98%       20.33%
End of Year Balance                     $10,379.00   $10,770.29   $11,176.33   $11,597.68   $12,032.59
Estimated Annual Expenses               $   123.29   $   130.07   $   134.97   $   140.06   $   147.69
------------------------------------------------------------------------------------------------------

CLASS A WITHOUT FRONT END SALES
CHARGE                                    YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.25%        1.25%        1.25%        1.25%        1.25%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.84%       29.52%       34.38%       39.42%       44.64%
End of Year Balance                     $12,483.81   $12,951.95   $13,437.65   $13,941.56   $14,464.37
Estimated Annual Expenses               $   153.23   $   158.97   $   164.94   $   171.12   $   177.54
---------------------------------------------------------------------------------------------------------


                                ----------------
                                AIM CHARTER FUND
                                ----------------

CLASS B(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.96%        1.98%        1.98%        1.98%        2.00%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.04%        6.15%        9.36%       12.66%       16.04%
End of Year Balance                     $10,304.00   $10,615.18   $10,935.76   $11,266.02   $11,604.00
Estimated Annual Expenses               $   198.98   $   207.10   $   213.35   $   219.80   $   228.70
------------------------------------------------------------------------------------------------------

CLASS B(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.00%        2.00%        2.00%        1.25%        1.25%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.52%       23.11%       26.80%       31.56%       36.49%
End of Year Balance                     $11,952.12   $12,310.68   $12,680.00   $13,155.50   $13,648.84
Estimated Annual Expenses               $   235.56   $   242.63   $   249.91   $   161.47   $   167.53
---------------------------------------------------------------------------------------------------------




CLASS C(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.96%        1.98%        1.98%        1.98%        2.00%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.04%        6.15%        9.36%       12.66%       16.04%
End of Year Balance                     $10,304.00   $10,615.18   $10,935.76   $11,266.02   $11,604.00
Estimated Annual Expenses               $   198.98   $   207.10   $   213.35   $   219.80   $   228.70
------------------------------------------------------------------------------------------------------

CLASS C(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.00%        2.00%        2.00%        2.00%        2.00%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.52%       23.11%       26.80%       30.60%       34.52%
End of Year Balance                     $11,952.12   $12,310.68   $12,680.00   $13,060.40   $13,452.22
Estimated Annual Expenses               $   235.56   $   242.63   $   249.91   $   257.40   $   265.13
---------------------------------------------------------------------------------------------------------




CLASS R                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.46%        1.48%        1.48%        1.48%        1.50%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.54%        7.18%       10.96%       14.86%       18.88%
End of Year Balance                     $10,354.00   $10,718.46   $11,095.75   $11,486.32   $11,888.34
Estimated Annual Expenses               $   148.58   $   155.94   $   161.43   $   167.11   $   175.31
------------------------------------------------------------------------------------------------------

CLASS R                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.50%        1.50%        1.50%        1.50%        1.50%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.04%       27.35%       31.81%       36.42%       41.20%
End of Year Balance                     $12,304.43   $12,735.09   $13,180.82   $13,642.15   $14,119.62
Estimated Annual Expenses               $   181.45   $   187.80   $   194.37   $   201.17   $   208.21
---------------------------------------------------------------------------------------------------------




CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.96%        0.98%        0.98%        0.98%        1.00%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.04%        8.22%       12.57%       17.10%       21.78%
End of Year Balance                     $10,404.00   $10,822.24   $11,257.29   $11,709.84   $12,178.23
Estimated Annual Expenses               $    97.94   $   104.01   $   108.19   $   112.54   $   119.44
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.00%        1.00%        1.00%        1.00%        1.00%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.65%       31.72%       36.99%       42.47%       48.17%
End of Year Balance                     $12,665.36   $13,171.98   $13,698.85   $14,246.81   $14,816.68
Estimated Annual Expenses               $   124.22   $   129.19   $   134.35   $   139.73   $   145.32
---------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end   15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of  30 days after calendar quarter-end  For one year calendar quarter-end
----------------------------------------------------------------------------------------------------------




    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

                                ----------------
                                AIM CHARTER FUND
                                ----------------


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.

    It is anticipated that the businesses of Invesco Aim and Invesco Global will be combined into Invesco Institutional, which will be renamed Invesco Advisers, Inc., on or about August 1, 2009. The combined entity will serve as the fund's investment advisor following the combination and will provide substantially the same services as are currently provided by the three entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be also available in the fund's Statement of Additional Information.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
During the fiscal year ended October 31, 2008, the advisor received compensation of 0.60% of average daily net assets, after fee waivers and/or expense reimbursements.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended October 31.

PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Ronald Sloan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Sloan generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sloan may perform these functions, and the nature of these functions, may change from time to time.

- Tyler Dann II, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 1998 to 2004, Mr. Dann was a principal and senior research analyst at Banc of America Securities LLC.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global investors.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM Charter Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares and pays dividends from net investment income, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.

                                                            NET GAINS
                                 NET ASSET       NET      ON SECURITIES                 DIVIDENDS
                                   VALUE,    INVESTMENT       (BOTH       TOTAL FROM    FROM NET     NET ASSET
                                 BEGINNING     INCOME      REALIZED AND   INVESTMENT   INVESTMENT   VALUE, END     TOTAL
                                 OF PERIOD    (LOSS)(a)    UNREALIZED)    OPERATIONS     INCOME      OF PERIOD   RETURN(b)
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08                $17.30      $ 0.14         $(4.76)       $(4.62)      $(0.22)      $12.46       (27.00)%
Year ended 10/31/07                 14.96        0.20           2.25(e)       2.45        (0.11)       17.30        16.44(e)
Year ended 10/31/06                 12.85        0.13           2.10          2.23        (0.12)       14.96        17.49
Year ended 10/31/05                 12.16        0.15(f)        0.65          0.80        (0.11)       12.85         6.59
Year ended 10/31/04                 11.12        0.06           1.00          1.06        (0.02)       12.16         9.58
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08                 16.50        0.02          (4.54)        (4.52)       (0.07)       11.91       (27.51)
Year ended 10/31/07                 14.30        0.08           2.14(e)       2.22        (0.02)       16.50        15.56(e)
Year ended 10/31/06                 12.27        0.02           2.02          2.04        (0.01)       14.30        16.63
Year ended 10/31/05                 11.61        0.05(f)        0.62          0.67        (0.01)       12.27         5.76
Year ended 10/31/04                 10.67       (0.02)          0.96          0.94           --        11.61         8.81
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08                 16.55        0.02          (4.56)        (4.54)       (0.07)       11.94       (27.55)
Year ended 10/31/07                 14.34        0.08           2.15(e)       2.23        (0.02)       16.55        15.58(e)
Year ended 10/31/06                 12.30        0.02           2.03          2.05        (0.01)       14.34        16.67
Year ended 10/31/05                 11.64        0.05(f)        0.62          0.67        (0.01)       12.30         5.75
Year ended 10/31/04                 10.70       (0.02)          0.96          0.94           --        11.64         8.79
--------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08                 17.18        0.10          (4.73)        (4.63)       (0.17)       12.38       (27.19)
Year ended 10/31/07                 14.87        0.16           2.23(e)       2.39        (0.08)       17.18        16.12(e)
Year ended 10/31/06                 12.77        0.09           2.10          2.19        (0.09)       14.87        17.21
Year ended 10/31/05                 12.10        0.12(f)        0.63          0.75        (0.08)       12.77         6.22
Year ended 10/31/04                 11.08        0.04           1.00          1.04        (0.02)       12.10         9.35
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(g)              13.94        0.01          (1.49)        (1.48)          --        12.46       (10.62)
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                      RATIO OF           RATIO OF
                                                      EXPENSES           EXPENSES
                                                     TO AVERAGE       TO AVERAGE NET    RATIO OF NET
                                                     NET ASSETS       ASSETS WITHOUT     INVESTMENT
                                   NET ASSETS,    WITH FEE WAIVERS     FEE WAIVERS     INCOME (LOSS)
                                  END OF PERIOD    AND/OR EXPENSES   AND/OR EXPENSES     TO AVERAGE     PORTFOLIO
                                 (000S OMITTED)       ABSORBED           ABSORBED        NET ASSETS    TURNOVER(c)
------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08                $3,454,370           1.19%(d)           1.23%(d)         0.88%(d)        38%
Year ended 10/31/07                 5,005,716           1.16               1.19             1.25            39
Year ended 10/31/06                 4,812,619           1.26               1.27             0.93            51
Year ended 10/31/05                 1,638,002           1.23               1.25             1.16(f)         54
Year ended 10/31/04                 1,843,623           1.26               1.27             0.54            36
------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08                   388,985           1.94(d)            1.98(d)          0.13(d)         38
Year ended 10/31/07                 1,067,897           1.91               1.94             0.50            39
Year ended 10/31/06                 1,547,422           2.01               2.02             0.18            51
Year ended 10/31/05                   617,534           1.95               1.97             0.44(f)         54
Year ended 10/31/04                   885,500           1.96               1.97            (0.16)           36
------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08                   179,759           1.94(d)            1.98(d)          0.13(d)         38
Year ended 10/31/07                   272,904           1.91               1.94             0.50            39
Year ended 10/31/06                   287,359           2.01               2.02             0.18            51
Year ended 10/31/05                   107,776           1.95               1.97             0.44(f)         54
Year ended 10/31/04                   138,305           1.96               1.97            (0.16)           36
------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08                     7,717           1.44(d)            1.48(d)          0.63(d)         38
Year ended 10/31/07                     6,565           1.41               1.44             1.00            39
Year ended 10/31/06                     5,153           1.51               1.52             0.68            51
Year ended 10/31/05                     2,637           1.45               1.47             0.94(f)         54
Year ended 10/31/04                     2,534           1.46               1.47             0.34            36
------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(g)                  9,424           0.97(d)(h)         1.01(d)(h)       1.10(d)(h)      38
________________________________________________________________________________________________________________________
========================================================================================================================




(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $4,405,701, $724,164, $231,317, $7,338 and $9,039 for Class A, Class B,
       Class C, Class R and Class Y shares, respectively.
(e) Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share would have been $2.12, $2.01, $2.02 and $2.10 for Class A, Class B, Class C and Class R, respectively and total return would have been lower.
(f) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend would have been $0.10 and 0.80%, $0.00 and 0.08%, $0.00 and 0.08%, $0.07 and
       0.58% for Class A, Class B, Class C and Class R, respectively.
(g)    Commencement date of October 3, 2008.
(h)    Annualized.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offers multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                         AIM FUND RETAIL SHARE CLASSES

CLASS A                CLASS A3          CLASS B            CLASS C           CLASS R          CLASS Y      INVESTOR CLASS
------------------ --------------- ------------------- ----------------- ---------------- ---------------- -----------------
-  Initial sales   -  No initial   -  No initial       -  No initial     -  No initial    -  No initial    -  No initial
   charge which       sales charge    sales charge        sales charge      sales charge     sales charge     sales charge
   may be waived
   or reduced

-  Contingent      -  No           -  Contingent       -  Contingent     -  Contingent    -  No contingent -  No contingent
   deferred sales     contingent      deferred sales      deferred sales    deferred         deferred         deferred
   charge on          deferred        charge on           charge on         sales charge     sales charge     sales charge
   certain            sales charge    redemptions         redemptions       on certain
   redemptions                        within six          within one        redemptions
                                      years               year(3)

-  12b-1 fee of    -  12b-1 fee    -  12b-1 fee of     -  12b-1 fee of   -  12b-1 fee of  -  No 12b-1 fee  -   12b-1 fee of
   0.25%(1)           of 0.25%        1.00%               1.00%(4)          0.50%                              0.25%(1)

                   -  Does not     -  Converts to      -  Does not       -  Does not      -  Does not      -   Does not
                      convert to      Class A shares      convert to        convert to       convert to        convert to
                      Class A         on or about the     Class A           Class A          Class A           Class A
                      shares          end of the          shares            shares           shares            shares
                                      month which is
                                      at least eight
                                      years after the
                                      date on which
                                      shares were
                                      purchased along
                                      with a pro rata
                                      portion of
                                      reinvested
                                      dividends and
                                      distributions(2)

-  Generally more  -  Available    -  Available only   -  Generally      -  Generally,    -  Generally,    -   Generally
   appropriate for    only for a      to investors        more              available        available         closed to new
   long-term          limited         with a total        appropriate       only to          only to           investors
   investors          number of       account balance     for               employee         investors
                      funds           less than           short-term        benefit plans    who purchase
                                      $100,000. The       investors                          through
                                      total account                                          fee-based
                                      value for this   -  Purchase                           advisory
                                      purpose includes    orders                             accounts
                                      all accounts        limited to                         with an
                                      eligible for        amounts less                       approved
                                      Rights of           than                               financial
                                      Accumulation.       $1,000,000                         intermediary
                                                                                             or to any
                                                                                             current,
                                                                                             former or
                                                                                             retired
                                                                                             trustee,
                                                                                             director,
                                                                                             officer or
                                                                                             employee (or
                                                                                             immediate
                                                                                             family member
                                                                                             of a current,
                                                                                             former or
                                                                                             retired
                                                                                             trustee,
                                                                                             director,
                                                                                             officer or
                                                                                             employee) of
                                                                                             any AIM Fund
                                                                                             or of Invesco
                                                                                             Ltd. or any
                                                                                             of its
                                                                                             subsidiaries.

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations increased administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), no longer accepts transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class are unavailable for purchase by AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                  THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to
Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Eligible employee benefit plan, other than Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                  THE AIM FUNDS

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   25,000        5.50%          5.82%
$ 25,000 but less than $   50,000        5.25           5.54
$ 50,000 but less than $  100,000        4.75           4.99
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   50,000        4.75%          4.99%
$ 50,000 but less than $  100,000        4.00           4.17
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        1.00%          1.01%
$100,000 but less than $  250,000        0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or eligible employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Eligible employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

                                  THE AIM FUNDS

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and Y redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

                                  THE AIM FUNDS

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                            5%       1%
Second                           4     None
Third                            3     None
Fourth                           3     None
Fifth                            2     None
Sixth                            1     None
Seventh and following         None     None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

                                  THE AIM FUNDS

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                                           ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND          PER FUND
------------------------------------------------------------------   ------------------   -----------
Asset or fee-based accounts managed by your financial advisor                None             None
Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans            None             None
IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is
   purchasing shares through a systematic purchase plan                    $   25            $  25
All other accounts if the investor is purchasing shares through a
   systematic purchase plan                                                    50               50
IRAs, Roth IRAs and Coverdell ESAs                                            250               25
All other accounts                                                          1,000               50

Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                      OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
                      --------------------------------------------------   -------------------------------------------------
Through a Financial   Contact your financial advisor.                      Contact your financial advisor.
Advisor

By Mail               Mail completed account application and check to      Mail your check and the remittance slip from your
                      the transfer agent, Invesco Aim Investment           confirmation statement to the transfer agent.
                      Services, Inc., P.O. Box 4739, Houston, TX           Invesco Aim does NOT accept the following types
                      77210-4739. Invesco Aim does NOT accept the          of payments: Credit Card Checks, Third Party
                      following types of payments: Credit Card Checks,     Checks, and Cash*.
                      Third Party Checks, and Cash*.

By Wire               Mail completed account application to the            Call the transfer agent to receive a reference
                      transfer agent. Call the transfer agent at (800)     number. Then, use the wire instructions provided
                      959-4246 to receive a reference number. Then, use    below.
                      the wire instructions provided below.

Wire Instructions     Beneficiary Bank ABA/Routing #: 021000021
                      Beneficiary Account Number: 00100366807
                      Beneficiary Account Name: Invesco Aim Investment
                      Services, Inc.
                      RFB: Fund Name, Reference #
                      OBI: Your Name, Account #

By Telephone          Open your account using one of the methods           Select the Bank Account Information option on
                      described above.                                     your completed account application or complete a
                                                                           Systematic Options and Bank Information Form.
                                                                           Mail the application or form to the transfer
                                                                           agent. Once the transfer agent has received the
                                                                           form, call the transfer agent at the number below
                                                                           to place your purchase order.

Automated Investor    Open your account using one of the methods           Call the Invesco Aim 24-hour Automated Investor
Line                  described above.                                     Line at 1-800-246-5463. You may place your order
                                                                           after you have provided the bank instructions
                                                                           that will be requested.

By Internet           Open your account using one of the methods           Access your account at www.invescoaim.com. The
                      described above.                                     proper bank instructions must have been provided
                                                                           on your account. You may not purchase shares in
                                                                           retirement accounts on the internet.

* In addition, Invesco Aim does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier's checks, official checks, bank drafts, traveler's checks, treasurer's checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per fund for all other types of accounts. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check,

                                  THE AIM FUNDS

and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial   Contact your financial advisor or intermediary (including
Advisor or Other      your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                      -    Original signatures of all registered
                           owners/trustees;

                      - The dollar value or number of shares that you wish to redeem;

                      -    The name of the fund(s) and your account number; and

                      -    Signature guarantees, if necessary (see below).

                      The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

By Telephone          Call the transfer agent at 1-800-959-4246. You will be
                      allowed to redeem by telephone if:

                      - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                      -    You do not hold physical share certificates;

                      -    You can provide proper identification information;

                      - Your redemption proceeds do not exceed $250,000 per fund; and

                      - You have not previously declined the telephone redemption privilege.

                      You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Automated Investor    Call the Invesco Aim 24-hour Automated Investor Line at
Line                  1-800-246-5463. You may place your redemption order after
                      you have provided the bank instructions that will be
                      requested.

By Internet           Place your redemption request at www.invescoaim.com. You
                      will be allowed to redeem by Internet if:

                      -    You do not hold physical share certificates;

                      -    You can provide proper identification information;

                      - Your redemption proceeds do not exceed $250,000 per fund; and

                      -    You have already provided proper bank information.

                      Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-----------------------   --------------------------------------------------------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

- All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                 THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                 THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

                                 THE AIM FUNDS

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available for dividends paid by a fund out of dividends earned on the fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales

                                 THE AIM FUNDS

of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or

                                 THE AIM FUNDS

securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM Charter Fund
  SEC 1940 Act file number: 811-01424
------------------------------------------------------

invescoaim.com  CHT-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                    AIM CAPITAL DEVELOPMENT FUND
                                                                AIM CHARTER FUND
                                                          AIM CONSTELLATION FUND
                                                   AIM DIVERSIFIED DIVIDEND FUND
                                                  AIM LARGE CAP BASIC VALUE FUND
                                                       AIM LARGE CAP GROWTH FUND
                                                                 AIM SUMMIT FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------
                                                              February 27, 2009
                                                              ------------------
                                                       as revised March 3, 2009

Institutional Classes
AIM Capital Development Fund's investment objective is long-term growth of capital.

AIM Charter Fund's investment objective is growth of capital.

AIM Constellation Fund's investment objective is growth of capital.

AIM Diversified Dividend Fund's investment objectives are growth of capital and, secondarily, current income.

AIM Large Cap Basic Value Fund's investment objective is long-term growth of capital.

AIM Large Cap Growth Fund's investment objective is long-term growth of capital.

AIM Summit Fund's investment objective is growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVES AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - - -
AIM Capital Development Fund                  1
AIM Charter Fund                              1
AIM Constellation Fund                        2
AIM Diversified Dividend Fund                 2
AIM Large Cap Basic Value Fund                3
AIM Large Cap Growth Fund                     4
AIM Summit Fund                               4
PRINCIPAL RISKS OF INVESTING IN THE FUNDS     5
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       8
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          8
Performance Table                            11
FEE TABLE AND EXPENSE EXAMPLE                13
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                    13
Expense Example                              13
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                14
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS             15
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                              15
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                 15
Advisor Compensation                         16
Portfolio Managers                           17
OTHER INFORMATION                            18
- - - - - - - - - - - - - - - - - - - - - - - - -
Dividends and Distributions                  18
Suitability for Investors                    18
FINANCIAL HIGHLIGHTS                         19
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchasing Shares                           A-1
Redeeming Shares                            A-1
Exchanging Shares                           A-3
Rights Reserved by the Funds                A-3
Payments to Financial Advisors              A-3
Excessive Short-Term Trading Activity
  (Market Timing)
  Disclosures                               A-4
Pricing of Shares                           A-5
Taxes                                       A-6
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM CAPITAL DEVELOPMENT FUND (CAPITAL DEVELOPMENT)
The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing primarily in equity securities of mid-capitalization companies. The principal type of equity securities purchased by the fund is common stocks.

    The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Mid Cap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Mid Cap-- Registered Trademark-- Index measures the performance of the 800 smallest companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States based on total market capitalization. The companies in the Russell Mid Cap--Registered Trademark-- Index are considered representative of medium-sized companies and constitute approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers actively manage the fund using a two-step stock selection process that combines quantitative and fundamental analyses. The quantitative analysis involves using a stock ranking model to rank stocks based primarily upon: (1) earnings; (2) quality; and (3) valuation. The fundamental analysis focuses on identifying both industries and mid-capitalization companies that, in the portfolio managers' view, have high growth potential and are also favorably priced relative to the growth expectations for that company.

    The resulting portfolio contains two types of companies: (1) consistent growth companies and (2) earnings-acceleration companies. Consistent growth companies are companies with a history of strong returns and, in the portfolio managers' opinion, are industry leaders serving growing, non-cyclical markets whose performance tends to remain constant regardless of economic conditions. Earnings acceleration companies are companies that are driven by near-term catalysts such as new products, improved processes and/or specific economic conditions that may lead to rapid sales and earnings growth. The portfolio managers strive to control the fund's volatility and risk in two primary ways:
(1) diversifying fund holdings across sectors and (2) building a portfolio with approximately equal weightings among individual security holdings.

    The portfolio managers consider selling or reducing the fund's holdings in a stock if: (1) it no longer meets their investment criteria; (2) a company's fundamentals deteriorate; (3) a stock's price reaches its valuation target; (4) a company is no longer considered a mid-capitalization company; and/or (5) a more attractive investment option is identified.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

    When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities

AIM CHARTER FUND (CHARTER)
The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The portfolio management team seeks to construct a portfolio of companies that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.

    In selecting securities for the fund, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and ROIC. The process they use to identify potential investments for the fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates a company's capital allocation, provides vital insight into historical and potential ROIC, which is a key indicator of business quality and the caliber of management. Business analysis allows the team to determine a company's competitive positioning by identifying key drivers of the company, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a company's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation. The portfolio managers consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES (continued)
-------------------------------------------------------------------------------



    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. As a result the fund may not achieve its investment objective.

AIM CONSTELLATION FUND (CONSTELLATION)
The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet this objective by investing principally in common stocks of companies of all market capitalizations. The fund may invest up to 25% of its total assets in foreign securities.

    The fund's investments in the types of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on stocks of companies exhibiting long-term, sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

    The portfolio managers actively manage the fund using a two-step stock selection process that combines quantitative and fundamental analyses. The quantitative analysis involves using a stock ranking model to rank stocks based primarily upon earnings growth, revenue growth, earnings quality and earnings sustainability.

    The fundamental analysis focuses on identifying and analyzing both industries and companies with strong characteristics of revenue, earnings and cash flow growth. Valuation metrics are also incorporated in the analysis.

    The portfolio managers look for key company-specific attributes including:

  - market leadership position with the potential for additional growth;
  - value added products or services with pricing power;
  - superior growth in revenue, earnings and cash flow;
  - potential to improve profitability and return on capital; and
  - a strong balance sheet, appropriate financial leverage and a prudent use of capital.

    The portfolio managers also focus on other industry attributes such as a rational competitive environment, pricing flexibility and differentiation of products and services.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

AIM DIVERSIFIED DIVIDEND FUND (DIVERSIFIED DIVIDEND)
The fund's primary investment objectives are growth of capital and, secondarily, current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet these objectives by investing, normally, at least 80% of its assets in dividend-paying equity securities. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

    The fund may invest up to 20% of assets in master limited partnerships or in investment-grade debt securities of U.S. issuers. The fund may also invest up to 25% of its total assets in foreign securities. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting investments, the portfolio managers seek to identify dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. Through fundamental research, financial statement analysis and application of several valuation techniques, the management estimates a target price for each stock over a 2-3 year investment horizon. The portfolio managers then construct a portfolio they believe provides the best combination of price appreciation potential,

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INVESTMENT OBJECTIVES AND STRATEGIES (continued)
-------------------------------------------------------------------------------


dividend income and risk profile. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objectives.

AIM LARGE CAP BASIC VALUE FUND (LARGE CAP BASIC VALUE)
The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies that offer potential for capital growth, and may offer potential for current income. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--registered trademark" Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000--registered trademark" Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--registered trademark" Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

    In selecting securities, the portfolio managers emphasize the following characteristics, although not all investments will have these attributes:

- Businesses trading at a significant discount to portfolio managers' estimate of intrinsic value. A company's market price must generally offer 50% appreciation potential to estimated intrinsic value over a 2 to 3 year time period.

- Emphasize quality businesses with potential to grow intrinsic value over time. We seek established companies which we believe have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.


    We estimate a company's intrinsic value primarily by taking the present value of projected future free cash flows (i.e. the excess cash generated by the business after considering all cash inflows and outflows to operate the business). We believe this intrinsic value represents the fair economic worth of the business and a value that an informed buyer would pay to acquire the entire company for cash. We check this valuation method with long-run absolute valuation characteristics (including price-to-earnings ratio and price-to-book value ratio) adjusted for the prevailing inflation and interest rate environment.

    The portfolio managers will consider selling a security to capitalize on a more attractive investment opportunity, if a security is trading significantly above the portfolio managers' estimate of intrinsic value or if there is a permanent, fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value.

    The fund managers seek to achieve strong long-term performance by constructing a diversified portfolio of typically 40-60 stocks that offers value content greater than the broad market, as measured by the portfolio's aggregate discount to the portfolio managers' estimated intrinsic value of the portfolio. The investment process is fundamental in nature and focused on individual companies as opposed to macro economic forecasts or specific industry exposure. The portfolio construction process is intended to preserve and grow the estimated intrinsic value of the fund's portfolio rather than mirror the composition or sector weights of any benchmark. The fund may also invest up to 25% of its total assets in foreign securities. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

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INVESTMENT OBJECTIVES AND STRATEGIES (continued)
-------------------------------------------------------------------------------



AIM LARGE CAP GROWTH FUND (LARGE CAP GROWTH)
The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund may also invest up to 25% of its total assets in foreign securities. The fund's investment in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000--Registered Trademark-- Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

AIM SUMMIT FUND (SUMMIT)

The fund's investment objective is growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing primarily in growth stocks of companies of all market capitalizations.

    The fund may invest up to 25% of its total assets in foreign securities, including up to 5% of total assets in companies located in developing countries.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on stocks of companies exhibiting long-term, sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations. The portfolio managers actively manage the fund using a two-step stock selection process that combines quantitative and fundamental analyses. The quantitative analysis involves using a stock ranking model to rank stocks based primarily upon earnings growth, revenue growth, earnings quality and earnings sustainability.

    The fundamental analysis focuses on identifying and analyzing both industries and companies with strong characteristics of revenue, earnings and cash flow growth. Valuation metrics are also incorporated in the analysis.

    The portfolio managers look for key company-specific attributes including:

  - market leadership position with the potential for additional growth;
  - value added products or services with pricing power;
  - superior growth in revenue, earnings and cash flow;
  - potential to improve profitability and return on capital; and
  - a strong balance sheet, appropriate financial leverage and a prudent use of capital.



    The portfolio managers also focus on other industry attributes such as a rational competitive environment, pricing flexibility and differentiation of products and services.

    The portfolio is constructed to minimize unnecessary risk. The portfolio managers attempt to limit risk by broadly diversifying the portfolio.

    The portfolio managers consider selling or reducing the fund's holdings in a stock if: (1) a company's fundamentals no longer meets the investment criteria, or (2) a more attractive investment is identified.

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INVESTMENT OBJECTIVES AND STRATEGIES (continued)
-------------------------------------------------------------------------------



    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

ALL FUNDS (EXCEPT CAPITAL DEVELOPMENT)
There is a risk that you could lose all or a portion of your investment in the funds. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CAPITAL DEVELOPMENT
The principal risks of investing in the fund are:

    Market Risk--The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.

    Growth Investing Risk--Growth stocks can perform differently from the market as a whole than other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Market Capitalization Risk--Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Mid-capitalization companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in mid-capitalization sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of mid-capitalization companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in

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PRINCIPAL RISKS OF INVESTING IN THE FUNDS (continued)
-------------------------------------------------------------------------------


the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the fund will have favorable IPO investment opportunities.

CHARTER

To the extent the fund holds cash or cash equivalents rather than equity securities for risk management purposes, the fund may not achieve its investment objective.

CONSTELLATION

The fluctuation in the value of your investment is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of a borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. Leveraging may cause the fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

DIVERSIFIED DIVIDEND

The income you may receive from your investment in Diversified Dividend may vary. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to the risk.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

LARGE CAP BASIC VALUE
The income you may receive from your investment in Large Cap Basic Value may vary.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Interest Rate and Credit Risk--The fund may invest in debt securities such as notes and bonds. The values of debt securities and the income generated by debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its securities and may decrease their value. Interest rate increases may cause the price of a debt security to decrease, and the longer a debt security's duration, the more sensitive it is to this risk. Falling interest rates may also prompt some issuers to refinance existing debt, causing your investment in the fund to lose value.

    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks, including but not limited to, currency or interest rate risk. Use of derivatives involve risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives

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PRINCIPAL RISKS OF INVESTING IN THE FUNDS (continued)
-------------------------------------------------------------------------------


may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--Certain transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. Leveraging may cause the fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

    Value Investing Risk--Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be currently out-of-favor with many investors and can continue to be undervalued for long periods of time and may not ever realize their full value.

    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

LARGE CAP GROWTH
Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

SUMMIT
The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Growth Investing Risk--Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

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PRINCIPAL RISKS OF INVESTING IN THE FUNDS (continued)
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PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance. The returns shown for Summit are those of the fund's Class A shares, which are not offered in this prospectus. Institutional Class shares would have higher annual returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have lower expenses.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar charts show changes in the performance of the funds' Institutional Class shares from year to year for funds other than Summit. For Summit, the following bar chart shows changes in the performance of the fund's Class A shares at net asset value from year to year. The bar charts do not reflect sales loads. If they did, the annual total returns shown for Class A shares would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.

CAPITAL DEVELOPMENT--INSTITUTIONAL CLASS



                                                                                         ANNUAL
                                                                                         TOTAL
YEARS ENDED DECEMBER 31                                                                 RETURNS
-----------------------                                                                 -------
2003.................................................................................     36.09%
2004.................................................................................     16.08%
2005.................................................................................     10.11%
2006.................................................................................     16.84%
2007.................................................................................     11.17%
2008.................................................................................    -46.84%




---------------------

CHARTER--INSTITUTIONAL CLASS


                                                                                         ANNUAL
                                                                                         TOTAL
YEARS ENDED DECEMBER 31                                                                 RETURNS
-----------------------                                                                 -------
1999.................................................................................     34.37%
2000.................................................................................    -14.37%
2001.................................................................................    -22.67%
2002.................................................................................    -15.81%
2003.................................................................................     24.64%
2004.................................................................................      9.30%
2005.................................................................................      5.39%
2006.................................................................................     16.84%
2007.................................................................................      8.81%
2008.................................................................................    -28.15%




---------------------

      --------------------------------------------------------------------
      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



CONSTELLATION--INSTITUTIONAL CLASS



                                                                                         ANNUAL
                                                                                         TOTAL
YEARS ENDED DECEMBER 31                                                                 RETURNS
-----------------------                                                                 -------
1999.................................................................................    45.07%
2000.................................................................................    -9.98%
2001.................................................................................   -23.22%
2002.................................................................................   -24.37%
2003.................................................................................    29.98%
2004.................................................................................     6.83%
2005.................................................................................     8.98%
2006.................................................................................     6.35%
2007.................................................................................    12.53%
2008.................................................................................   -42.39%




---------------------

DIVERSIFIED DIVIDEND--INSTITUTIONAL CLASS



                                                                                         ANNUAL
                                                                                         TOTAL
YEARS ENDED DECEMBER 31                                                                 RETURNS
-----------------------                                                                 -------
2006.................................................................................    16.77%
2007.................................................................................     0.70%
2008.................................................................................   -26.71%




---------------------

LARGE CAP BASIC VALUE--INSTITUTIONAL CLASS(1)

                                                                                         ANNUAL
                                                                                         TOTAL
YEAR ENDED DECEMBER 31                                                                  RETURNS
----------------------                                                                  -------
2005.................................................................................     6.91%
2006.................................................................................    14.13%
2007.................................................................................     0.81%
2008.................................................................................   -51.81%






---------------------

      --------------------------------------------------------------------
      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



LARGE CAP GROWTH--INSTITUTIONAL CLASS(1)



                                                                                        ANNUAL
                                                                                        TOTAL
YEAR ENDED DECEMBER 31                                                                 RETURNS
----------------------                                                                 -------
2005................................................................................     7.51%
2006................................................................................     8.76%
2007................................................................................    16.02%
2008................................................................................   -37.67%




---------------------

SUMMIT--CLASS A




                                                                                        ANNUAL
                                                                                        TOTAL
YEAR ENDED DECEMBER 31                                                                 RETURNS
----------------------                                                                 -------
2006................................................................................      7.79%
2007................................................................................     17.32%
2008................................................................................    -37.47%




(1) Large Cap Basic Value's and Large Cap Growth's returns during certain periods were positively impacted by their investments in initial public offerings (IPOs). There can be no assurance that the funds will have favorable IPO investment opportunities in the future. For additional information regarding the funds' performance, please see the "Financial Highlights" section of this prospectus.


    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:

                                                                 HIGHEST QUARTERLY RETURN         LOWEST QUARTERLY RETURN
FUND                                                                  (QUARTER ENDED)                 (QUARTER ENDED)
-------------------------------------------------------------------------------------------------------------------------------
Capital Development--Institutional Class                        17.32% (June 30, 2003)         (28.06)% (December 31, 2008)
-------------------------------------------------------------------------------------------------------------------------------
Charter--Institutional Class                                    23.16  (December 31, 1999)     (21.63)  (September 30, 2001)
-------------------------------------------------------------------------------------------------------------------------------
Constellation--Institutional Class                              36.71  (December 31, 1999)     (23.20)  (September 30, 2001)
-------------------------------------------------------------------------------------------------------------------------------
Diversified Dividend--Institutional Class                        6.58  (December 31, 2006)     (19.81)  (December 31, 2008)
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Basic Value--Institutional Class                       7.44  (December 31, 2006)     (30.52)  (December 31, 2008)
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth--Institutional Class                            6.91  (June 30, 2007)         (19.16)  (December 31, 2008)
-------------------------------------------------------------------------------------------------------------------------------
Summit--Class A                                                  7.43  (June 30, 2007)         (21.30)  (December 31, 2008)
-------------------------------------------------------------------------------------------------------------------------------


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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE
The following performance table compares each fund's performance to that of a broad-based securities market benchmark, a style specific benchmark, and a peer group benchmark. The benchmarks may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the funds may deviate significantly from the performance of the benchmarks shown below.

AVERAGE ANNUAL TOTAL RETURNS(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                               SINCE     INCEPTION
(for the periods ended December 31, 2008)                       1 YEAR  5 YEARS  10 YEARS  INCEPTION(2)     DATE
------------------------------------------------------------------------------------------------------------------
CAPITAL DEVELOPMENT--INSTITUTIONAL CLASS                                                                  03/15/02
  Return Before Taxes                                           (46.84)% (2.47)%      --       (1.41)%
  Return After Taxes on Distributions                           (46.84)  (3.79)       --       (2.45)
  Return After Taxes on Distributions and Sale of Fund Shares   (30.45)  (1.75)       --       (0.94)
------------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(3)                        (36.99)  (2.19)       --       (1.08)(4)  02/28/02(4)
Russell Midcap--Registered Trademark-- Growth Index(5,6)        (44.32)  (2.33)       --        0.13(4)   02/28/02(4)
Lipper Mid-Cap Growth Funds Index(5,7)                          (44.04)  (1.18)       --       (0.02)(4)  02/28/02(4)
------------------------------------------------------------------------------------------------------------------
CHARTER--INSTITUTIONAL CLASS                                                                              07/30/91
  Return Before Taxes                                           (28.15)   1.02     (0.18)%        --
  Return After Taxes on Distributions                           (28.35)   0.80     (0.63)         --
  Return After Taxes on Distributions and Sale of Fund Shares   (18.04)   0.90     (0.24)         --
------------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(3)                        (36.99)  (2.19)    (1.38)         --
Russell 1000--Registered Trademark-- Index(8,9)                 (37.60)  (2.04)    (1.09)         --
Lipper Large-Cap Core Funds Index(8,10)                         (37.07)  (2.73)    (1.90)         --
------------------------------------------------------------------------------------------------------------------
CONSTELLATION--INSTITUTIONAL CLASS                                                                        04/08/92
  Return Before Taxes                                           (42.39)  (4.30)    (2.32)         --
  Return After Taxes on Distributions                           (42.39)  (4.30)    (2.85)         --
  Return After Taxes on Distributions and Sale of Fund Shares   (27.55)  (3.61)    (1.86)         --
------------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(3)                        (36.99)  (2.19)    (1.38)         --
Russell 1000--Registered Trademark-- Growth Index(11,12)        (38.44)  (3.42)    (4.27)         --
Lipper Multi-Cap Growth Funds Index(11,13)                      (42.44)  (2.95)    (2.36)         --
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED DIVIDEND--INSTITUTIONAL CLASS(14)                                                             12/31/01(14)
  Return Before Taxes                                           (26.71)   0.65        --        1.91
  Return After Taxes on Distributions                           (27.00)  (0.09)       --        1.36
  Return After Taxes on Distributions and Sale of Fund Shares   (16.87)   0.68        --        1.73
------------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(3)                        (36.99)  (2.19)       --       (1.54)     12/31/01
Russell 1000--Registered Trademark-- Index(8,9)                 (37.60)  (2.04)       --       (1.21)     12/31/01
Lipper Large-Cap Core Funds Index(8,10)                         (37.07)  (2.73)       --       (2.19)     12/31/01
------------------------------------------------------------------------------------------------------------------
LARGE CAP BASIC VALUE--INSTITUTIONAL CLASS(14)                                                            06/30/99(14)
  Return Before Taxes                                           (51.81)  (8.29)       --       (1.92)
  Return After Taxes on Distributions                           (52.01)  (8.78)       --       (2.34)
  Return After Taxes on Distributions and Sales of Fund Shares  (33.43)  (6.50)       --       (1.49)
------------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(3)                        (36.99)  (2.19)       --       (2.66)     06/30/99
Russell 1000--Registered Trademark-- Value Index(15,16)         (36.85)  (0.79)       --        0.15      06/30/99
Lipper Large-Cap Value Funds Index(15,17)                       (37.00)  (1.90)       --       (1.49)     06/30/99
------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH--INSTITUTIONAL CLASS(14)                                                                 03/01/99(14)
  Return Before Taxes                                           (37.67)  (1.56)       --       (1.64)
  Return After Taxes on Distributions                           (37.67)  (1.56)       --       (1.64)
  Return After Taxes on Distributions and Sale of Fund Shares   (24.48)  (1.32)       --       (1.38)
------------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(3)                        (36.99)  (2.19)       --       (1.50)(4)  02/28/99(4)
Russell 1000--Registered Trademark-- Growth Index(12,18)        (38.44)  (3.42)       --       (4.44)(4)  02/28/99(4)
Lipper Large-Cap Growth Funds Index(18,19)                      (41.39)  (3.99)       --       (5.05)(4)  02/28/99(4)
------------------------------------------------------------------------------------------------------------------

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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                               SINCE     INCEPTION
(for the periods ended December 31, 2008)                       1 YEAR  5 YEARS  10 YEARS  INCEPTION(2)     DATE
------------------------------------------------------------------------------------------------------------------
SUMMIT--INSTITUTIONAL CLASS(20)                                                                           10/31/05(20)
  Return Before Taxes                                           (37.37)%    --        --       (5.43)%
  Return After Taxes on Distributions                           (38.07)     --        --       (5.88)
  Return After Taxes on Distributions and Sale of Fund Shares   (23.42)     --        --       (4.54)
------------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(3)                        (36.99)     --        --       (6.84)     10/31/05
Russell 1000--Registered Trademark-- Growth Index(11,12)        (38.44)     --        --       (7.52)     10/31/05
Lipper Multi-Cap Growth Funds Index(11,13)                      (42.44)     --        --       (8.68)     10/31/05
------------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 (1) Large Cap Basic Value's and Large Cap Growth's returns during certain periods were positively impacted by their investments in IPOs. There can be no assurance that the funds will have favorable IPO investment opportunities in the future. For additional information regarding the funds' performance, please see the "Financial Highlights" section of this prospectus.

 (2) Since Inception performance is only provided for a class with less than ten calendar years of performance.

 (3) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

 (4) The average annual total return given is since the month-end closest to the inception date of the Institutional Class.

 (5) The fund has also included the Russell Midcap--Registered Trademark-- Growth Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.

 (6) The Russell Midcap--Registered Trademark-- Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap--Registered Trademark-- Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.

 (7) The Lipper Mid-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper-Mid Cap Growth category. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equities market.

 (8) The fund has also included the Russell 1000--Registered Trademark-- Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Large-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.
 (9) The Russell 1000--Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. The Russell 1000--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(10) The Lipper Large-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.
(11) The fund has also included the Russell 1000--Registered Trademark-- Growth Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Funds Index (which may or may not included the fund) is included for comparison to a peer group.
(12) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000--Registered Trademark-- Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(13) The Lipper Multi-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Multi-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index. The S&P Composite 1500 Index is a broad market portfolio representing the large-cap, mid-cap and small-cap segments of the U.S. equity market.
(14) The return shown for the one-year period is the historical performance of the fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Institutional Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of Diversified Dividend's, Large Cap Basic Value's and Large Cap Growth's Institutional Class shares is October 25, 2005, April 30, 2004 and April 30, 2004, respectively.
(15) The fund has also included the Russell 1000--Registered Trademark-- Value Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invest. In addition, the Lipper Large-Cap Value Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(16) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000--Registered Trademark-- Value Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(17) The Lipper Large-Cap Value Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Value Funds category. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.
(18) The fund has also included the Russell 1000--Registered Trademark-- Growth Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Large-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(19) The Lipper Large-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.
(20) The returns shown for these periods are the blended returns of the historical performance of the fund's Institutional Class shares since inception and the restated historical performance of the fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers of expense reimbursements applicable to the Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Institutional Class shares is October 3, 2008.



                                       12

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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your        CAPITAL                                  DIVERSIFIED     LARGE CAP     LARGE CAP
investment)                        DEVELOPMENT    CHARTER    CONSTELLATION      DIVIDEND     BASIC VALUE      GROWTH     SUMMIT
-------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)          None         None          None            None           None          None       None

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less)                               None         None          None            None           None          None       None
-------------------------------------------------------------------------------------------------------------------------------





ANNUAL FUND OPERATING EXPENSES(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted         CAPITAL                                  DIVERSIFIED     LARGE CAP     LARGE CAP
from fund assets)                 DEVELOPMENT    CHARTER    CONSTELLATION      DIVIDEND     BASIC VALUE      GROWTH     SUMMIT(2)
---------------------------------------------------------------------------------------------------------------------------------

Management Fees(3)                    0.65%        0.63%        0.63%            0.53%          0.60%         0.64%       0.63%

Distribution and/or Service
(12b-1) Fees                          None         None          None            None           None          None         None

Other Expenses                        0.16         0.17          0.17            0.15           0.12          0.10         0.16

Acquired Fund Fees and
Expenses                              0.01         0.02          0.01            0.00           0.00          0.00         0.01

Total Annual Fund Operating
Expenses                              0.82         0.82          0.81            0.68           0.72          0.74         0.80
Fee Waivers(3,4,5)                    0.01         0.04          0.02            0.01           0.01          0.01         0.01
Net Annual Fund Operating
Expenses                              0.81         0.78          0.79            0.67           0.71          0.73         0.79
---------------------------------------------------------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Total Annual Fund Operating Expenses for Summit are based on estimated amounts for the current fiscal year.
(3) Through December 31, 2012, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by Charter and Constellation do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate for Charter ranges from 0.75% (for average net assets up to $150 million) to 0.52% (for average net assets over $10 billion) and for Constellation, the advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion).
(4) Invesco Aim contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. This contractual waiver resulted in an aggregate reduction in advisory fees of 0.02% for Charter and 0.01% for Capital Development, Diversified Dividend and Summit, for the year ended October 31, 2008.
(5) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for Large Cap Basic Value and Large Cap Growth to 0.97% and 1.07% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. These expense limitation agreements are in effect through at least June 30, 2009.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The example assumes that you:
  (i)     invest $10,000 in the fund for the time periods indicated;
  (ii)    redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year; and
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



    To the extent fees are waived and/or expenses reimbursed voluntarily your expenses will be lowered. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------
Capital Development        $83       $261       $454      $1,013
Charter                     80        253        445       1,004
Constellation               81        252        441         994
Diversified Dividend        68        217        378         846
Large Cap Basic Value       73        229        400         894
Large Cap Growth            75        236        410         917
Summit                      81        254        443         989
-----------------------------------------------------------------





HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of each fund's expenses, including investment advisory fees and other fund costs, on each fund's returns over a 10-year period. The example reflects the following:
  - You invest $10,000 in a fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year; and
  - The funds' current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for each fund's Institutional Class for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


CAPITAL DEVELOPMENT --
INSTITUTIONAL CLASS                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.81%        0.82%        0.82%        0.82%        0.82%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.19%        8.55%       13.08%       17.81%       22.73%
End of Year Balance                     $10,419.00   $10,854.51   $11,308.23   $11,780.92   $12,273.36
Estimated Annual Expenses                    82.70   $    87.22   $    90.87   $    94.67   $    98.62
------------------------------------------------------------------------------------------------------

CAPITAL DEVELOPMENT --
INSTITUTIONAL CLASS                       YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.82%        0.82%        0.82%        0.82%        0.82%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            27.86%       33.21%       38.78%       44.58%       50.62%
End of Year Balance                     $12,786.39   $13,320.86   $13,877.67   $14,457.76   $15,062.09
Estimated Annual Expenses               $   102.74   $   107.04   $   111.51   $   116.18   $   121.03
---------------------------------------------------------------------------------------------------------




CHARTER -- INSTITUTIONAL CLASS            YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.78%        0.80%        0.80%        0.80%        0.82%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.22%        8.60%       13.16%       17.91%       22.84%
End of Year Balance                     $10,422.00   $10,859.72   $11,315.83   $11,791.10   $12,283.97
Estimated Annual Expenses               $    79.65   $    85.13   $    88.70   $    92.43   $    98.71
------------------------------------------------------------------------------------------------------

CHARTER -- INSTITUTIONAL CLASS            YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.82%        0.82%        0.82%        0.82%        0.82%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            27.97%       33.32%       38.90%       44.70%       50.75%
End of Year Balance                     $12,797.43   $13,332.37   $13,889.66   $14,470.25   $15,075.10
Estimated Annual Expenses               $   102.83   $   107.13   $   111.61   $   116.28   $   121.14
---------------------------------------------------------------------------------------------------------




CONSTELLATION --
INSTITUTIONAL CLASS                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.79%        0.79%        0.79%        0.79%        0.81%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.21%        8.60%       13.17%       17.93%       22.88%
End of Year Balance                     $10,421.00   $10,859.72   $11,316.92   $11,793.36   $12,287.50
Estimated Annual Expenses               $    80.66   $    84.06   $    87.60   $    91.29   $    97.53
------------------------------------------------------------------------------------------------------

CONSTELLATION --
INSTITUTIONAL CLASS                       YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.81%        0.81%        0.81%        0.81%        0.81%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            28.02%       33.39%       38.98%       44.80%       50.87%
End of Year Balance                     $12,802.35   $13,338.77   $13,897.66   $14,479.97   $15,086.68
Estimated Annual Expenses               $   101.61   $   105.87   $   110.31   $   114.93   $   119.74
---------------------------------------------------------------------------------------------------------




DIVERSIFIED DIVIDEND -- INSTITUTIONAL
CLASS                                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.67%        0.68%        0.68%        0.68%        0.68%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.33%        8.84%       13.54%       18.44%       23.56%
End of Year Balance                     $10,433.00   $10,883.71   $11,353.88   $11,844.37   $12,356.05
Estimated Annual Expenses               $    68.45   $    72.48   $    75.61   $    78.87   $    82.28
------------------------------------------------------------------------------------------------------

DIVERSIFIED DIVIDEND -- INSTITUTIONAL
CLASS                                     YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.68%        0.68%        0.68%        0.68%        0.68%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            28.90%       34.47%       40.28%       46.34%       52.66%
End of Year Balance                     $12,889.83   $13,446.67   $14,027.56   $14,633.55   $15,265.72
Estimated Annual Expenses               $    85.84   $    89.54   $    93.41   $    97.45   $   101.66
---------------------------------------------------------------------------------------------------------


      --------------------------------------------------------------------
      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

LARGE CAP BASIC VALUE --
INSTITUTIONAL CLASS                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.71%        0.72%        0.72%        0.72%        0.72%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.29%        8.75%       13.41%       18.26%       23.32%
End of Year Balance                     $10,429.00   $10,875.36   $11,340.83   $11,826.21   $12,332.38
Estimated Annual Expenses               $    72.52   $    76.70   $    79.98   $    83.40   $    86.97
------------------------------------------------------------------------------------------------------

LARGE CAP BASIC VALUE --
INSTITUTIONAL CLASS                       YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.72%        0.72%        0.72%        0.72%        0.72%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            28.60%       34.11%       39.85%       45.83%       52.07%
End of Year Balance                     $12,860.20   $13,410.62   $13,984.59   $14,583.13   $15,207.29
Estimated Annual Expenses               $    90.69   $    94.57   $    98.62   $   102.84   $   107.25
---------------------------------------------------------------------------------------------------------




LARGE CAP GROWTH --
INSTITUTIONAL CLASS                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.73%        0.74%        0.74%        0.74%        0.74%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.27%        8.71%       13.34%       18.17%       23.21%
End of Year Balance                     $10,427.00   $10,871.19   $11,334.30   $11,817.14   $12,320.55
Estimated Annual Expenses               $    74.56   $    78.80   $    82.16   $    85.66   $    89.31
------------------------------------------------------------------------------------------------------

LARGE CAP GROWTH --
INSTITUTIONAL CLASS                       YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.74%        0.74%        0.74%        0.74%        0.74%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            28.45%       33.93%       39.63%       45.58%       51.78%
End of Year Balance                     $12,845.41   $13,392.62   $13,963.15   $14,557.98   $15,178.15
Estimated Annual Expenses               $    93.11   $    97.08   $   101.22   $   105.53   $   110.02
---------------------------------------------------------------------------------------------------------




SUMMIT --
INSTITUTIONAL CLASS                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.79%        0.80%        0.80%        0.80%        0.80%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.21%        8.59%       13.15%       17.90%       22.85%
End of Year Balance                     $10,421.00   $10,858.68   $11,314.75   $11,789.97   $12,285.14
Estimated Annual Expenses               $    80.66   $    85.12   $    88.69   $    92.42   $    96.30
------------------------------------------------------------------------------------------------------

SUMMIT --
INSTITUTIONAL CLASS                       YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.80%        0.80%        0.80%        0.80%        0.80%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            28.01%       33.39%       38.99%       44.83%       50.91%
End of Year Balance                     $12,801.12   $13,338.77   $13,899.00   $14,482.75   $15,091.03
Estimated Annual Expenses               $   100.35   $   104.56   $   108.95   $   113.53   $   118.30
---------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end   15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of  30 days after calendar quarter-end  For one year calendar quarter-end
----------------------------------------------------------------------------------------------------------




    A description of the funds' policies and procedures with respect to the disclosure of such funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at http://www.invescoaim.com.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the funds' investment advisor and manages the investment operations of the funds and has agreed to perform or arrange for the performance of the funds' day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the funds, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the funds and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the funds:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.


    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.


    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.

    It is anticipated that the businesses of Invesco Aim and Invesco Global will be combined into Invesco Institutional, which will be renamed Invesco Advisers, Inc., on or about August 1, 2009. The combined entity will serve as the fund's investment adviser following the combination and will provide substantially the same services as are currently provided by the three entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will also be available in the fund's Statement of Additional Information.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the funds' Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
During the fiscal year ended October 31, 2008, the advisor received compensation, after fee waivers and/or expense reimbursements, if applicable, from Capital Development, Charter, Constellation, Diversified Dividend, Large Cap Basic Value, Large Cap Growth and Summit at the following rates:

                                                                               ANNUAL RATE
                                                                            (AS A PERCENTAGE
                                                                            OF AVERAGE DAILY
      FUND                                                                     NET ASSETS)
-----------------------------------------------------------------------------------------------
Capital Development                                                               0.65%
Charter                                                                           0.60%
Constellation                                                                     0.61%
Diversified Dividend                                                              0.53%
Large Cap Basic Value                                                             0.56%
Large Cap Growth                                                                  0.61%
Summit                                                                            0.63%
-----------------------------------------------------------------------------------------------




    Invesco Aim, not the funds, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of the funds is available in the funds' most recent report to shareholders for the twelve-month period ended October 31.

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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:

CAPITAL DEVELOPMENT


- Paul Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with Invesco Aim and/or its affiliates since 1994.

- Brent Lium, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2003.

CHARTER


- Ronald Sloan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 1998.

- Tyler Dann II, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 1998 to 2004, Mr. Dann was a principal and senior research analyst at Banc of America Securities LLC.

- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global Investors.

CONSTELLATION


- Robert Lloyd (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 2000.

- Ryan Amerman, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 1996.

DIVERSIFIED DIVIDEND


- Meggan Walsh (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 1991.

- Jonathan Harrington, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2001.

LARGE CAP BASIC VALUE


- Bret Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with Invesco Aim and/or its affiliates since 1998.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1999.

- Matthew Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with Invesco Aim and/or its affiliates since 1998.

- Michael Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 2001.

LARGE CAP GROWTH


- Geoffrey Keeling, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with Invesco Aim and/or its affiliates since 1995.

- Robert Shoss, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with Invesco Aim and/or its affiliates since 1995.

SUMMIT


- Robert Lloyd (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with Invesco Aim and/or its affiliates since 2000.

- Ryan Amerman, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 1996.

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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



ALL FUNDS


A lead manager generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the funds, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
Each of the funds, except Charter, Diversified Dividend and Summit, expect that distributions, if any, will consist primarily of capital gains. Diversified Dividend and Summit expect that distributions, if any, will consist of both capital gains and ordinary income. Charter expects that distributions, if any, will consist of ordinary income.

DIVIDENDS

Each of the funds, except Diversified Dividend, generally declares and pays dividends from net investment income, if any, annually. Diversified Dividend generally declares and pays dividends from net investment income, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Capital gains distributions may vary considerably from year to year as a result of each fund's normal investment activities and cash flows.

SUITABILITY FOR INVESTORS
The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, corporations investing for their own accounts, defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or
(c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans funds of funds or other pooled investment vehicles; and the minimum initial investment requirement for all other investors for which the Institutional Classes of funds are available is $1 million.

    The Institutional Classes of funds are designed to be convenient and economical vehicles in which institutional investors can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

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      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in each fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.

    For a discussion of how investments in IPOs affected the Large Cap Basic Value's and Large Cap Growth's performance, see the "Performance Information" section of this prospectus.

                                             NET GAINS
                                              (LOSSES)
                    NET ASSET      NET     ON SECURITIES              DISTRIBUTIONS
                      VALUE,   INVESTMENT      (BOTH      TOTAL FROM     FROM NET     NET ASSET                NET ASSETS,
                    BEGINNING    INCOME     REALIZED AND  INVESTMENT     REALIZED    VALUE, END    TOTAL      END OF PERIOD
                    OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS      GAINS       OF PERIOD  RETURN(b)   (000S OMITTED)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL DEVELOPMENT --
INSTITUTIONAL CLASS
Year ended
  10/31/08            $22.42     $(0.03)       $(9.24)      $(9.27)       $(2.02)      $11.13      (45.07)%     $ 87,467
Year ended
  10/31/07             20.33      (0.04)         4.13         4.09         (2.00)       22.42       21.68        133,433
Year ended
  10/31/06             19.27      (0.00)         3.61         3.61         (2.55)       20.33       20.43         45,017
Year ended
  10/31/05             18.13      (0.01)         2.57         2.56         (1.42)       19.27       14.52         24,964
Year ended
  10/31/04             16.83       0.01          1.71         1.72         (0.42)       18.13       10.38             67
___________________________________________________________________________________________________________________________
===========================================================================================================================

                        RATIO OF          RATIO OF
                        EXPENSES          EXPENSES
                       TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                       NET ASSETS      ASSETS WITHOUT    INVESTMENT
                    WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                     AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                        ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
---------------------------------------------------------------------------------
CAPITAL DEVELOPMENT --
INSTITUTIONAL CLASS
Year ended
  10/31/08                0.80%(d)          0.81%(d)       (0.14)%(d)     109%
Year ended
  10/31/07                0.75              0.75           (0.17)          99
Year ended
  10/31/06                0.76              0.76           (0.02)         126
Year ended
  10/31/05                0.81              0.81           (0.03)         120
Year ended
  10/31/04                0.86              1.15            0.08           74
_________________________________________________________________________________
=================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)    Ratios are based on average daily net assets (000's omitted) of $138,417.

                                              NET GAINS
                     NET ASSET      NET     ON SECURITIES               DIVIDENDS
                       VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                     BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                     OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------
CHARTER --
INSTITUTIONAL CLASS
Year ended 10/31/08    $17.81      $0.20        $(4.88)      $(4.68)     $(0.30)     $12.83      (26.68)%    $202,467
Year ended 10/31/07     15.38       0.28          2.31(e)      2.59       (0.16)      17.81       16.96(e)    134,745
Year ended 10/31/06     13.22       0.20          2.16         2.36       (0.20)      15.38       18.03       123,476
Year ended 10/31/05     12.53       0.22(f)       0.65         0.87       (0.18)      13.22        6.98        54,728
Year ended 10/31/04     11.45       0.13          1.03         1.16       (0.08)      12.53       10.21         3,285
________________________________________________________________________________________________________________________
========================================================================================================================

                         RATIO OF          RATIO OF
                         EXPENSES          EXPENSES
                        TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                        NET ASSETS      ASSETS WITHOUT    INVESTMENT
                     WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                      AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                         ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
---------------------------------------------------------------------------------------
CHARTER --
INSTITUTIONAL CLASS
Year ended 10/31/08        0.76%(d)          0.80%(d)        1.31%(d)       38%
Year ended 10/31/07        0.73              0.76            1.68           39
Year ended 10/31/06        0.79              0.80            1.40           51
Year ended 10/31/05        0.71              0.73            1.68(f)        54
Year ended 10/31/04        0.74              0.75            1.06           36
_______________________________________________________________________________________
=======================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)    Ratios are based on average daily net assets (000's omitted) of $123,376.
(e) Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share would have been $2.18 and total return would have been lower.
(f) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.17 and 1.32%.

      --------------------------------------------------------------------
      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



                                                      NET GAINS
                                                     (LOSSES) ON
                       NET ASSET                     SECURITIES                                            NET ASSETS,
                         VALUE,                         (BOTH      TOTAL FROM    NET ASSET                   END OF
                       BEGINNING   NET INVESTMENT   REALIZED AND   INVESTMENT   VALUE, END     TOTAL         PERIOD
                       OF PERIOD    INCOME (LOSS)    UNREALIZED)   OPERATIONS    OF PERIOD   RETURN(a)   (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------
CONSTELLATION --
INSTITUTIONAL CLASS
Year ended 10/31/08      $34.14        $ 0.09(c)       $(14.62)      $(14.53)     $19.61       (42.56)%     $ 52,187
Year ended 10/31/07       27.92          0.06(c)          6.16          6.22       34.14        22.28        115,443
Year ended 10/31/06       25.69          0.06(c)          2.17          2.23       27.92         8.68        104,416
Year ended 10/31/05       23.01          0.10(e)          2.58          2.68       25.69        11.65        192,498
Year ended 10/31/04       22.17         (0.01)(c)         0.85          0.84       23.01         3.79        164,664
_______________________________________________________________________________________________________________________
=======================================================================================================================

                         RATIO OF       RATIO OF
                       EXPENSES TO     EXPENSES TO
                       AVERAGE NET     AVERAGE NET
                       ASSETS WITH   ASSETS WITHOUT    RATIO OF NET
                       FEE WAIVERS     FEE WAIVERS      INVESTMENT
                          AND/OR         AND/OR       INCOME (LOSS)
                         EXPENSES       EXPENSES        TO AVERAGE     PORTFOLIO
                         ABSORBED       ABSORBED        NET ASSETS    TURNOVER(b)
---------------------------------------------------------------------------------
CONSTELLATION --
INSTITUTIONAL CLASS
Year ended 10/31/08        0.78%(d)       0.80%(d)         0.31%(d)        96%
Year ended 10/31/07        0.71           0.74             0.21            68
Year ended 10/31/06        0.75           0.78             0.22           123
Year ended 10/31/05        0.76           0.78             0.47(e)         59
Year ended 10/31/04        0.72           0.74            (0.04)           50
_________________________________________________________________________________
=================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)    Calculated using average shares outstanding.
(d)    Ratios are based on average daily net assets (000's omitted) of $81,322.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.03 and 0.17%.

                                               NET GAINS
                                               (LOSSES)
                                                  ON
                      NET ASSET               SECURITIES      TOTAL     DIVIDENDS                                 NET ASSET
                        VALUE,       NET         (BOTH        FROM      FROM NET    DISTRIBUTIONS                   VALUE,
                      BEGINNING  INVESTMENT  REALIZED AND  INVESTMENT  INVESTMENT     FROM NET         TOTAL        END OF
                      OF PERIOD    INCOME     UNREALIZED)  OPERATIONS    INCOME    REALIZED GAINS  DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED DIVIDEND --
INSTITUTIONAL CLASS
Year ended 10/31/08     $14.26      $0.27(c)    $(3.88)      $(3.61)     $(0.28)       $(0.94)         $(1.22)      $ 9.43
Year ended 10/31/07      13.88       0.25         0.98         1.23       (0.26)        (0.59)          (0.85)       14.26
Year ended 10/31/06      12.12       0.02(c)      2.12         2.14       (0.22)        (0.16)          (0.38)       13.88
Year ended
  10/31/05(e)            11.99       0.00         0.13         0.13          --            --              --        12.12
___________________________________________________________________________________________________________________________
===========================================================================================================================

                                                      RATIO OF         RATIO OF
                                                    EXPENSES TO      EXPENSES TO
                                                    AVERAGE NET      AVERAGE NET    RATIO OF NET
                                    NET ASSETS,   ASSETS WITH FEE   ASSETS WITHOUT   INVESTMENT
                                      END OF       WAIVERS AND/OR    FEE WAIVERS       INCOME
                        TOTAL         PERIOD          EXPENSES     AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                      RETURN(a)   (000S OMITTED)      ABSORBED         ABSORBED      NET ASSETS   TURNOVER(b)
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED DIVIDEND --
INSTITUTIONAL CLASS
Year ended 10/31/08     (27.25)%      $39,425           0.67%(d)         0.68%(d)       2.27%(d)       18%
Year ended 10/31/07       9.17         53,464           0.66             0.66           1.79           17
Year ended 10/31/06      17.96         29,606           0.59             0.59           1.84            9
Year ended
  10/31/05(e)             1.08             48           0.68(f)          0.80(f)        1.59(f)        22
_____________________________________________________________________________________________________________
=============================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)    Calculated using average shares outstanding.
(d)    Ratios are based on average daily net assets (000's omitted) of $48,986.
(e)    Commencement date of October 25, 2005.
(f)    Annualized.

      --------------------------------------------------------------------
      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



                                              NET GAINS
                                               (LOSSES)
                     NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                       VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                     BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                     OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP BASIC VALUE --
INSTITUTIONAL CLASS
Year ended 10/31/08    $16.80      $0.15        $(7.91)      $(7.76)     $(0.13)       $(1.28)        $(1.41)      $ 7.63
Year ended 10/31/07     15.82       0.15          1.77         1.92       (0.15)        (0.79)         (0.94)       16.80
Year ended 10/31/06     13.63       0.13          2.09         2.22       (0.03)           --          (0.03)       15.82
Year ended 10/31/05     12.38       0.10          1.15         1.25          --            --             --        13.63
Year ended
  10/31/04(e)           12.62       0.04         (0.28)       (0.24)         --            --             --        12.38
___________________________________________________________________________________________________________________________
===========================================================================================================================

                                                     RATIO OF          RATIO OF
                                                     EXPENSES          EXPENSES
                                                    TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                    NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                   NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                       TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                     RETURN(b)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
--------------------------------------------------------------------------------------------------------------
LARGE CAP BASIC VALUE --
INSTITUTIONAL CLASS
Year ended 10/31/08    (50.07)%     $ 75,469           0.71%(d)          0.72%(d)        1.22%(d)       54%
Year ended 10/31/07     12.62        145,886           0.72              0.72            0.90           29
Year ended 10/31/06     16.28         84,679           0.73              0.73            0.89           26
Year ended 10/31/05     10.10         92,214           0.76              0.77            0.74            9
Year ended
  10/31/04(e)           (1.90)        18,745           0.80(f)           0.81(f)         0.64(f)        32
______________________________________________________________________________________________________________
==============================================================================================================



(a)    Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable
(d)    Ratios are based on average daily net assets (000's omitted) of $127,676.
(e)    Commencement date of April 30, 2004.
(f)    Annualized.

                                                                                                                      RATIO OF
                                                 NET GAINS                                                            EXPENSES
                                                  (LOSSES)                                                           TO AVERAGE
                        NET ASSET      NET     ON SECURITIES                                                         NET ASSETS
                          VALUE,   INVESTMENT      (BOTH      TOTAL FROM   NET ASSET                NET ASSETS,   WITH FEE WAIVERS
                        BEGINNING    INCOME     REALIZED AND  INVESTMENT  VALUE, END    TOTAL      END OF PERIOD   AND/OR EXPENSES
                        OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS   OF PERIOD  RETURN(a)   (000S OMITTED)      ABSORBED
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH --
INSTITUTIONAL CLASS
Year ended 10/31/08       $13.94     $ 0.06(c)     $(5.23)      $(5.17)     $ 8.77      (37.09)%     $136,263           0.73%(d)
Year ended 10/31/07        11.35       0.04(c)       2.55         2.59       13.94       22.82        248,852           0.72
Year ended 10/31/06        10.21       0.05          1.09         1.14       11.35       11.17        135,466           0.74
Year ended 10/31/05         9.18       0.03(e)       1.00         1.03       10.21       11.22        123,368           0.81
Year ended 10/31/04(f)      9.13      (0.01)(c)      0.06         0.05        9.18        0.55         22,190           0.92(g)
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                            RATIO OF
                            EXPENSES
                         TO AVERAGE NET
                         ASSETS WITHOUT     RATIO OF NET
                          FEE WAIVERS    INVESTMENT INCOME
                        AND/OR EXPENSES  (LOSS) TO AVERAGE   PORTFOLIO
                            ABSORBED         NET ASSETS     TURNOVER(b)
-----------------------------------------------------------------------
LARGE CAP GROWTH --
INSTITUTIONAL CLASS
Year ended 10/31/08           0.74%(d)          0.51%(d)         41%
Year ended 10/31/07           0.72              0.30             55
Year ended 10/31/06           0.76              0.41             70
Year ended 10/31/05           0.88              0.46(e)         103
Year ended 10/31/04(f)        0.93(g)          (0.30)(g)        111
_______________________________________________________________________
=======================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)    Calculated using average shares outstanding.
(d)    Ratios are based on average daily net assets (000's omitted) of $213,705.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.01 and 0.30%.
(f)    Commencement date of April 30, 2004.
(g)    Annualized.

      --------------------------------------------------------------------
      CAPITAL DEVELOPMENT - CHARTER - CONSTELLATION - DIVERSIFIED DIVIDEND
               - LARGE CAP BASIC VALUE - LARGE CAP GROWTH - SUMMIT
      --------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



                                                NET GAINS
                                                 (LOSSES)
                      NET ASSET       NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                       VALUE,     INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                    BEGINNING OF    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                       PERIOD       (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------
SUMMIT --
INSTITUTIONAL CLASS
Year ended
  10/31/08(e)          $10.98        $0.00(c)     $(1.17)      $(1.17)       $--          $--            $--          $9.81
_____________________________________________________________________________________________________________________________
=============================================================================================================================

                                                    RATIO OF          RATIO OF
                                                    EXPENSES          EXPENSES
                                                   TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                   NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                      TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE     PORTFOLIO
                    RETURN(a)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS    TURNOVER(b)
--------------------------------------------------------------------------------------------------------------
SUMMIT --
INSTITUTIONAL CLASS
Year ended
  10/31/08(e)         (10.66)%      $10,762           0.80%(d)(f)       0.81%(d)(f)     0.60%(d)(f)     79%
______________________________________________________________________________________________________________
==============================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)    Calculated using average shares outstanding.
(d)    Ratios are based on average daily net assets (000's omitted) of $6,294.
(e)    Commencement date of October 3, 2008.
(f)    Annualized.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds. The following information is about the Institutional Classes of these funds, which are offered to certain eligible institutional investors.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

MINIMUM INVESTMENTS

The minimum investments for Institutional Class accounts are as follows:

                                                         INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                        INVESTMENTS   INVESTMENTS
---------------                                        -----------   -----------
Defined Benefit Plans, Platform Sponsors (with at
least $100 million in combined defined contribution
and defined benefit assets) for Defined Contribution
Plans, or Funds of Funds or other Pooled Investment
Vehicles                                                $        0    no minimum

Banks and Trust Companies acting in a fiduciary or
similar capacity, Collective and Common Trust Funds,
Banks, Trust Companies, Broker-Dealers or
Corporations acting for their own account or
Foundations and Endowments                               1 million    no minimum

Defined Contribution Plans not meeting the above
criteria                                                10 million    no minimum

HOW TO PURCHASE SHARES

PURCHASE OPTIONS

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        -----------------------------------------------------    ----------------------------------------
Through a Financial     Contact your financial advisor or intermediary.          Contact your financial advisor or
Advisor or other        The financial advisor or intermediary should mail your   intermediary.
Intermediary            completed account
                        application to the transfer agent,
                        Invesco Aim Investment Services, Inc.,
                        P.O. Box 0843,
                        Houston, TX 77210-0843.
                        The financial advisor or intermediary should call the
                        transfer agent at
                        (800) 659-1005 to receive a reference number.
                        Then, use the following wire instructions:

                        Beneficiary Bank
                        ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366732
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone and Wire   Open your account through a financial advisor or         Call the transfer agent at (800)
                        intermediary as described above.                         659-1005 and wire payment for your
                                                                                 purchase order in accordance
                                                                                 with the wire instructions listed above.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

REDEEMING SHARES

HOW TO REDEEM SHARES

Through a Financial     Contact your financial advisor or intermediary
Advisor or Other        (including your retirement plan administrator).
Intermediary            Redemption proceeds will be sent in accordance with the
                        wire instructions specified in the account application
                        provided to the transfer agent. The transfer agent must
                        receive your financial advisor's or intermediary's call
                        before the close of the customary trading session of the
                        New York Stock Exchange (NYSE) on days the NYSE is open
                        for business in order to effect the redemption at that
                        day's closing price.

By Telephone            A person who has been authorized in the account
                        application to effect transactions may make redemptions
                        by telephone. You must call the transfer agent before
                        the close of the customary trading session of the NYSE
                        on days the NYSE is open for business in order to effect
                        the redemption at that day's closing price.

INSTCL -- 02/09                        A-1

                       THE AIM FUNDS - INSTITUTIONAL CLASS

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the Securities and Exchange Commission (SEC) declares an emergency or normal trading is halted on the NYSE.

     If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

     We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM China Fund
AIM Developing Markets Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") will provide you with notice of such modification or termination if it is required to do so by law.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.

- Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

- If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agent reserves the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Suspend, change or withdraw all or any part of the offering made by this Prospectus.

PAYMENTS TO FINANCIAL ADVISORS

Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the fund on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's

                       THE AIM FUNDS - INSTITUTIONAL CLASS

management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the funds' Boards of Trustees (collectively, the Board).

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they

                       THE AIM FUNDS - INSTITUTIONAL CLASS

believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year, or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. For more information on this redemption fee, see "Redeeming Shares--Redemption Fees" section of this prospectus.

     The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading

                       THE AIM FUNDS - INSTITUTIONAL CLASS

characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim Valuation Committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

     For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each fund's portfolio securities transactions are recorded no later than the first business day following the trade date.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available for dividends paid by a fund out of dividends earned on the fund's investment in stocks of domestic corporations and qualified foreign corporations.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

-------------------------------------------------------------------------------



OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about each fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. Each fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about the funds, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the funds' current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


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BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com
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You can also review and obtain copies of each fund's SAI, financial reports, each fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website
(http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-
8090 for information about the Public Reference Room.

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AIM Capital Development Fund      AIM Large Cap Basic Value Fund
AIM Charter Fund                  AIM Large Cap Growth Fund
AIM Constellation Fund            AIM Summit Fund
AIM Diversified Dividend Fund
SEC 1940 Act file number: 811-01424
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